Exhibit 10.3

Execution Version
AMENDMENT NO. 1 TO CREDIT AGREEMENT
AMENDMENT NO. 1 TO CREDIT AGREEMENT) (this “Amendment”) dated as of April 4, 2017 to the Credit Agreement dated as of April 6, 2016 (as in effect prior to this Amendment, the “Credit Agreement”), among TEMPUR SEALY INTERNATIONAL, INC. (“Parent Borrower”), TEMPUR-PEDIC MANAGEMENT, LLC, the other Additional Borrowers from time to time party thereto, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”) and JPMORGAN CHASE BANK, N.A., as Administrative Agent, Swingline Lender and Issuing Lender.
WHEREAS, the Parent Borrower has requested certain technical amendments to the Credit Agreement in connection with a proposed Qualified Receivables Transaction;
Accordingly, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
ARTICLE I
DEFINITIONS
Section 1.01 Definitions. Capitalized terms used and not otherwise defined herein have the meanings assigned to them in the Credit Agreement as amended by this Amendment (the “Amended Credit Agreement”).
ARTICLE II
AMENDMENTS TO THE CREDIT AGREEMENT
Section 2.01 Amendments to Credit Agreement. Each of the parties hereto agrees that, effective on the Amendment Effective Date, the Credit Agreement shall be amended as set forth below to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text):
(a)The definition of “Subsidiary Guarantor” in Section 1.1 of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:
“Subsidiary Guarantor”: each Restricted Subsidiary of the Parent Borrower other than any Excluded Foreign Subsidiary, any Captive Insurance Subsidiary, any Receivables Entity and any Immaterial Subsidiary; provided that any applicable Subsidiary Guarantor shall cease to be a Subsidiary Guarantor upon release from its Guarantee Obligation in respect of the Obligations pursuant to the terms hereof or any Security Document; provided further that any Restricted Subsidiary not required to become a Subsidiary Guarantor pursuant to the terms of this Agreement that elects by written notice to the Administrative Agent to become a party to a Loan Document as a guarantor of the Obligations of the Parent Borrower shall be a Subsidiary Guarantor.
(b)Section 6.10(c) of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

(c) With respect to any new Subsidiary (other than a Foreign Subsidiary, a Receivables Entity or an Immaterial Subsidiary) created or acquired after the Closing Date directly by any U.S. Loan Party (which, for the purposes of this paragraph (c), shall include any such existing Subsidiary created or acquired after the Closing Date directly by any U.S. Loan Party that ceases to be an Excluded Foreign Subsidiary, an Immaterial Subsidiary or an Unrestricted Subsidiary), within 30 days after the creation or acquisition of such Subsidiary (subject to extension by the Administrative Agent in its sole discretion) (i) execute and deliver to the Administrative Agent such supplements or amendments to the Guarantee and Collateral Agreement as the Administrative Agent deems necessary or advisable to grant to the Administrative Agent, for the benefit of the Lenders, a perfected first priority security interest in the Capital Stock of such new Subsidiary that is owned by any U.S. Loan Party, (ii) deliver to the Administrative Agent the certificates representing such Capital Stock, together with undated stock powers, in blank, executed and delivered by a duly authorized officer of the relevant Loan Party, (iii) cause such new Subsidiary that is a Subsidiary Guarantor (A) to become a party to the Guarantee and Collateral Agreement, (B) to take such actions necessary or advisable to grant to the Administrative Agent for the benefit of the Lenders a perfected first priority (subject to Liens permitted under Section 7.3) security interest in the Collateral described in the Guarantee and Collateral Agreement with respect to such new Subsidiary, including the filing of Uniform Commercial Code financing statements in such jurisdictions as may be required by the Guarantee and Collateral Agreement or by law or as may be requested by the Administrative Agent and (C) to deliver to the Administrative Agent a certificate of such Subsidiary, substantially in the form of Exhibit C, with appropriate insertions and attachments, and (iv) if reasonably requested by the Administrative Agent, deliver to the Administrative Agent legal opinions relating to the matters described above, which opinions shall be in form and substance, and from counsel, reasonably satisfactory to the Administrative Agent.
ARTICLE III
REPRESENTATIONS AND WARRANTIES
Section 3.01 Representations and Warranties. To induce the other parties hereto to enter into this Amendment, the Parent Borrower represents and warrants to each other party hereto, on and as of the Amendment Effective Date, that the following statements are true and correct in all material respects on and as of the Amendment Effective Date:
(a)The execution, delivery and performance by each Loan Party party hereto of this Amendment, and the performance of the Amended Credit Agreement, have been duly authorized by all necessary corporate or other organizational action, and do not and will not contravene the terms of any of such Loan Party’s Organization Documents.
(b)This Amendment has been duly executed and delivered by each Loan Party party hereto. Each of this Amendment and the Amended Credit Agreement constitutes a legal, valid and binding obligation of each Loan Party party hereto, enforceable against each such Loan Party in accordance with its terms, except to the extent the enforceability thereof may be limited by applicable bankruptcy or insolvency laws affecting creditors’ rights generally and by equitable principles of law (regardless of whether enforcement is sought in equity or at law).
(c)The representations and warranties of the Borrowers and each other Loan Party contained in Section 4 of the Credit Agreement or any other Loan Document are true and correct in all material respects on and as of the Amendment Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date and, except that for purposes of this paragraph, the representations and warranties contained in subsection (b) of Section 4.1 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), as applicable, of Section 6.1 of the Credit Agreement.
(d)    As of the Amendment Effective Date, no Default or Event of Default shall exist immediately before or immediately after giving effect to this Amendment.
ARTICLE IV
CONDITIONS TO EFFECTIVENESS
Section 4.01 Amendment Effective Date. This Amendment shall become effective as of the first date (the “Amendment Effective Date”) on which each of the following conditions shall have been satisfied:
(a)    Execution and Delivery of this Amendment. The Administrative Agent shall have received a counterpart signature page of this Amendment duly executed by each of the Parent Borrower, each Additional Borrower as of the Amendment Effective Date, such Lenders constituting the Required Lenders and the Administrative Agent.
(b)    Representations and Warranties; No Default. The representations and warranties set forth in Section 3.01 above shall be true and correct on the Amendment Effective Date.
Section 4.02 Effects of this Amendment.
(a)    Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the existing Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants, Liens, guarantees or agreements contained in the existing Credit Agreement or any other provision of the existing Credit Agreement or of any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Except as expressly set forth herein, nothing herein shall be deemed to be a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.
(b)    From and after the Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import, and each reference to the Credit Agreement in any other Loan Document shall be deemed a reference to the Credit Agreement as amended hereby. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.
ARTICLE V
MISCELLANEOUS
Section 5.01 Governing Law. THIS AMENDMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS AMENDMENT (INCLUDING, WITHOUT LIMITATION, ANY CLAIMS SOUNDING IN CONTRACT LAW OR TORT LAW ARISING OUT OF THE SUBJECT MATTER HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

Section 5.02 Costs and Expenses. The Parent Borrower agrees to reimburse the Administrative Agent and each Lender for its actual and reasonable costs and expenses in connection with this Amendment to the extent required pursuant to Section 10.5 of the Credit Agreement
Section 5.03 Counterparts; Effectiveness. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by facsimile or other electronic imaging means of an executed counterpart of a signature page to this Amendment shall be effective as delivery of an original executed counterpart of this Amendment.
Section 5.04 Headings. Section headings herein are included herein for convenience of reference only and shall not constitute a part hereof for any other purpose or be given any substantive effect.
[Signature Pages Follow]
IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.
Tempur Sealy International, Inc., as Parent Borrower

By:/s/ James Schockett
Name: James Schockett
Title: Vice President & Treasurer

Tempur-Pedic Management, LLC, as Additional Borrower

By:/s/ James Schockett
Name: James Schockett
Title: Vice President & Treasurer

JPMORGAN CHASE BANK, N.A., as
Administrative Agent and Lender

By:/s/ Richard Barritt
Name: Richard Barritt
Title: Vice President

Bank of America, N.A., as Lender

By:/s/ Thomas C. Kilcrease, Jr.
Name: Thomas C. Kilcrease, Jr.
Title: Senior Vice President

Wells Fargo Bank, N.A., as Lender

By:/s/ Bryan Hulker
Name: Bryan Hulker
Title: Senior Vice President

(if second signatory required)

By:___________________________
Name:
Title

Fifth Third Bank, as Lender

By:/s/ Mary-Alicha Weldon
Name: Mary-Alicha Weldon
Title: Vice President

SUMITOMO MITSUI BANKING
CORPORATION, as Lender

By:/s/ Katsuyuki Kubo
Name: Katsuyuki Kubo
Title: Managing Director

(if second signatory required)

By:___________________________
Name:
Title

THE BANK OF NOVA SCOTIA, as Lender

By:/s/ Paula J. Czach
Name: Paula J. Czach
Title: Managing Director

Mizuho Bank, Ltd., as Lender

By:/s/ James R. Fayen
Name: James R. Fayen
Title: Managing Director

(if second signatory required)

By:___________________________
Name:
Title

TD BANK, N.A., as Lender

By:/s/ Craig Welch
Name: Craig Welch
Title: Senior Vice President

ING Bank, N.V., Dublin Branch, as Lender

By:/s/Sean Hassett
Name: Sean Hassett
Title: Director

By:_/s/ Shaun Hawley______________
Name: Shaun Hawley
Title Director

Goldman Sachs Bank USA, as Lender

By:/s/ Ushma Dedhiya
Name: Ushma Dedhiya
Title: Authorized Signatory

(if second signatory required)

By:___________________________
Name:
Title

Branch Banking & Trust Company, as Lender

By:/s/ Ryan T. Hamilton
Name: Ryan T. Hamilton
Title: Vice President

DEUTSCHE BANK AG NEW YORK BRANCH
as Lender

By:/s/ Peter Cucchiara
Name: Peter Cucchiara
Title: Vice President

(if second signatory required)

By:/s/ Anca Trifan_________________________
Name: Anca Trifan
Title Managing Director

Northern Trust Company, as Lender

By:/s/ John C. Canty
Name: John C. Canty
Title: Senior Vice President

HSBC Bank USA, N.A., as Lender

By:/s/ Joseph Donovan
Name: Joseph Donovan
Title: Senior Vice President

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